FINANCIAL EXPENSES, NET (Details) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2014	Dec. 31, 2013	Dec. 31, 2012
FINANCIAL EXPENSES, NET [Abstract]
Interest and exchange rate expenses on long-term loans	$ 95	$ 106	$ 126
Expenses on short-term credit and bank charges	54	284	281
Effect of exchange rate differences on other expenses and net loss from derivative instruments	117	19	137
Other financing expenses (income), net	90	30	(1)
Financial expenses, net	$ 356	$ 439	$ 543